UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ASTREA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Astrea Acquisition Corp. (“Company”)issued a press release announcing the setting of the Company’s special meeting to vote on the Company’s proposed business combination with HotelPlanner and Reservations.com. A copy of the press release is being filed herewith as definitive additional materials.

Astrea Acquisition Corp. Announces Special Meeting to Vote on Proposed Business Combination with HotelPlanner and Reservations.com

Stockholders of Record as of January 21, 2022 are Eligible to Vote at Special Meeting to be held on February 15, 2022

KEY BISCAYNE, FL – (BUSINESS WIRE) -- Astrea Acquisition Corp. (NASDAQ: ASAXU), a publicly traded special purpose acquisition company, announced today that a special meeting of its stockholders has been called to consider the previously announced proposed business combination of Astrea with HotelPlanner, a leading travel technology platform powered by proprietary artificial intelligence, and Reservations.com, a premier online travel agency.

The meeting will take place on February 15, 2022, and stockholders of record as of January 21, 2022 will be eligible to vote at the special meeting. Given ongoing pandemic-related health and safety concerns, the special meeting will be held virtually at 10:00 a.m. Eastern Time, on February 15, 2022 via live webcast at https://www.cstproxy.com/astreaacquisitioncorp/2022. If the proposed transaction and related proposals are approved at the special meeting, the parties will seek to consummate the transaction as soon as possible thereafter, subject to the satisfaction of various closing conditions.

The units, common stock and warrants of Astrea are currently traded on the Nasdaq Capital Markets under the symbols “ASAXU,” “ASAX” and “ASAXW,” respectively. Upon closing of the transaction, the combined company is expected to be named “HotelPlanner Inc.” and its common stock and warrants are expected to be traded under the ticker symbols “HOTP” and “HOTPW,” respectively.

Your vote for all proposals is critically important regardless of the number of shares you own. If you have any questions or need assistance voting, please contact Advantage Proxy, Astrea Acquisition Corp.’s proxy solicitor, by calling 206-870-8565, or by emailing info@advantageproxy.com.

Additional Information and Where to Find It

The transaction referred to in this press release, as well as detailed financial and business information concerning HotelPlanner and Reservations.com and other information is contained in proxy materials filed, and to be filed, with the SEC by Astrea, and definitive proxy materials will be sent to all Astrea stockholders as of January 21, 2022. Before making any voting decision, Astrea’s stockholders are urged to carefully review the proxy materials and all other relevant documents filed with the SEC in connection with the proposed transaction as they become available.

Investors and security holders will be able to obtain free copies of the proxy materials and all other relevant documents filed or that will be filed by the SEC by Astrea through the website maintained by the SEC at www.sec.gov. Copies of the proxy materials can also be obtained, when available, without charge, from HotelPlanner’s website at http://www.hotelplanner.com/investors and https://www.astreaacquisitioncorp.com/.

Participants in the Solicitations

Astrea, HotelPlanner, Reservations.com and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Astrea’s stockholders in connection with the proposed transaction. You can find more information about Astrea’s directors and executive officers in Astrea’s proxy statement and in its final prospectus dated February 3, 2021 and filed with the SEC on February 4, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests has been included in the proxy statement. Stockholders, potential investors and other interested persons should read the proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated below.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between HotelPlanner, Reservations.com and Astrea, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, future financial condition and performance of HotelPlanner and Reservations.com and expected financial impacts of the transaction (including future combined revenue, equity value and cash balance), the satisfaction of closing conditions to the transaction, the level of redemptions of Astrea’s public stockholders and the products and markets and expected future performance and market opportunities of HotelPlanner and Reservations.com.

These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Astrea’s securities, (ii) the risk that the transaction may not be completed by Astrea’s business combination deadline and the potential failure to obtain an extension to the business combination deadline if sought by Astrea, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the merger agreement by the stockholders of Astrea, the satisfaction of the minimum trust account amount following any redemptions by Astrea’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the transaction on the business relationships, operating results, and business generally of HotelPlanner and Reservations.com, (vii) risks that the proposed transaction disrupts current plans and operations of HotelPlanner and/or Reservations.com, (viii) the outcome of any legal proceedings that may be instituted against HotelPlanner, Reservations.com, or Astrea related to the merger agreement or the proposed transaction, (ix) the ability to maintain the listing of Astrea’s securities on NASDAQ or another national securities exchange, (x) changes in the competitive and regulated industries in which HotelPlanner and Reservations.com operate, variations in operating performance across competitors, changes in laws and regulations affecting the business of HotelPlanner and Reservations.com and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the risk of downturns and a changing regulatory landscape in the highly competitive online travel booking industry, and (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize projected results and underlying assumptions, including with respect to anticipated shareholder redemptions.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the proxy materials discussed above, and other documents filed by Astrea from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and HotelPlanner, Reservations.com, and Astrea assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law. None of HotelPlanner, Reservations.com, or Astrea gives any assurance that HotelPlanner, Reservations.com, or Astrea, or the combined company, will achieve its expectations.

About HotelPlanner

HotelPlanner is a leading travel technology company that combines proprietary artificial intelligence capabilities with a 24/7 global gig-based reservations and customer service network. HotelPlanner travel agents can customize all traveler hotel & accommodation needs from a single platform while providing localized advice. HotelPlanner is one of the leading providers of individual, group and corporate travel bookings, specializing in unique “Closed User Group” discounted rates offered in unpublished private sale environments. Founded in 2004, HotelPlanner has enduring partnerships with many of the world’s largest OTAs, well-known hotel chains, individual hotels, online wedding providers, ancillary lodging providers, corporations, professional and amateur sports teams and franchises, universities and government agencies.

For more information, please visit www.hotelplanner.com.

About Reservations.com

Reservations.com is an award-winning online travel company on a mission to bring the human touch back to travel. Founded in 2014 with a focus on helping consumers create memorable travel experiences, Reservations.com has experienced rapid growth. Reservations.com's user friendly website offers unparalleled visibility into hotels, including: descriptions, pricing information, and reviews of nearly 500,000 properties globally. The company is on a journey to enable customers to not only reserve hotels, but to create memories.

For more information, please visit www.reservations.com.

About Astrea Acquisition Corp.

Astrea Acquisition Corp. (NASDAQ: ASAXU, ASAX and ASAXW) is a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or entities.

Contacts

Investors

For HotelPlanner: ICR – investors@hotelplanner.com

For Astrea Acquisition Corp.: info@astreaacquisitioncorp.com

Media

For HotelPlanner: ICR – media@hotelplanner.com

For Astrea Acquisition Corp.: info@astreaacquisitioncorp.com

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